                                                                    EXHIBIT 99.1

                                                Net Interest Margin Trust 1995-A
                                                May, 2000
                                                Payment: June 15, 2000

                                                7.25% SECURITIZED NET INTEREST
                                                MARGIN CERTIFICATES

                                                               Cusip # 393534AC6
                                                      Trust Account # 33-34309-0
                                                Distribution Date: June 15, 2000

                                                                                               Per $1,000
Securitized Net Interest Margin Certificates                                                    Original
--------------------------------------------                                                   ----------
1.            Amount Available                                         1,354,759.15
                                                                    ---------------
              Pro rata Share of Excess from NIM 94-A                   2,905,432.30
                                                                    ---------------
Interest

2.            Aggregate Interest                                         441,264.70             1.43267760
                                                                    --------------------------------------

3.            Amount Applied to:
              (a)  accrued but unpaid Interest

4.            Remaining:
              (a)  accrued but unpaid Interest

5.            Monthly Interest                                           441,264.70
                                                                    ---------------
Principal

6.            Current month's principal distribution                   3,818,926.75            12.39911282
                                                                    --------------------------------------

7.            Remaining outstanding principal balance                 69,217,988.41           224.73372860
                                                                    --------------------------------------
              Pool Factor                                                0.22473373
                                                                    ---------------

8.            Present value of the projected remaining aggregate
              cashflows of the Finance I Assets and the
              Residual Assets, as of the immediately
              preceding Distribution Date                            293,060,733.60**
                                                                    ---------------

9.            Aggregate amount on deposit in Reserve Fund              7,500,000.00
                                                                    ---------------

10.           Subordinated Certificateholder payment  (interest
              earnings on Reserve Fund, pursuant to Section 5.8)          35,712.87
                                                                    ---------------

11.           Aggregate principal balance of loans
              refinanced by Conseco Finance                            3,428,647.15
                                                                    ---------------

12.           Weighted average CPR                                           11.75%
                                                                    ---------------

13.           Weighted average CDR                                            3.62%
                                                                    ---------------

14.           Annualized net loss percentage                                  2.24%
                                                                    ---------------

15.           Delinquency              30-59 day                              1.48%
                                                                    ---------------
                                       60-89 day                              0.54%
                                                                    ---------------
                                       90+ day                                0.84%
                                                                    ---------------
                                       Total 30+                              2.86%
                                                                    ---------------

US Bank Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

** Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 5/15/00.

                                                Net Interest Margin Trust 1995-A
                                                May, 2000
                                                Payment: June 15, 2000



                                          Fee Assets
                   ---------------------------------------------------------
                       Guarantee              Inside             Fee Asset
                         Fees                  Refi                Total
                   ---------------------------------------------------------

 GTFC 1994-5            61,915.11            13,660.44            75,575.55
 GTFC 1994-6           101,123.77            27,046.66           128,170.43
 GTFC 1994-7                 0.00            15,582.01            15,582.01
 GTFC 1994-8                 0.00            28,571.21            28,571.21
 GTFC 1995-1                 0.00            16,218.20            16,218.20
 GTFC 1995-2                 0.00                 0.00                 0.00
 GTFC 1995-3                 0.00            78,874.75            78,874.75
 GTFC 1995-4           303,157.75            43,844.45           347,002.20
 GTFC 1995-5                 0.00                 0.00                 0.00
                   ---------------------------------------------------------

                       466,196.63           223,797.72           689,994.35


 Total amount of Guarantee Fees and
      Inside Refinance Payments                                  689,994.35
                                                          ------------------

 Subordinated Servicing Fees                                     442,667.70
                                                          ------------------

 Payment on Finance 1 Note                                     1,132,662.05
                                                          ------------------

 Allocable to Interest (current)                                 678,471.49
                                                          ------------------

 Allocable to accrued but unpaid Interest                              0.00
                                                          ------------------

 Accrued and unpaid Trustee Fees                                       0.00
                                                          ------------------

 Allocable to Principal                                          454,190.56
                                                          ------------------

 Finance 1 Note Principal Balance                            111,844,538.62
                                                          ------------------

                                                Net Interest Margin Trust 1995-A
                                                                       May, 2000
                                                          Payment: June 15, 2000


                                               Inside
                                Residual        Refi          Total
                              ------------------------------------------

    GTFC 1994-5                        0.00          0.00          0.00
    GTFC 1994-6                        0.00          0.00          0.00
    GTFC 1994-7                        0.00          0.00          0.00
    GTFC 1994-8                        0.00          0.00          0.00
    GTFC 1995-1                        0.00          0.00          0.00
    GTFC 1995-2                        0.00     22,212.55     22,212.55
    GTFC 1995-3                        0.00          0.00          0.00
    GTFC 1995-4                        0.00          0.00          0.00
    GTFC 1995-5                  148,850.38     51,034.17    199,884.55
                              ==========================================

                                 148,850.38     73,246.72    222,097.10

                              Total Residual and Inside
                                  Refinance Payments         222,097.10